Exhibit 10.02


       Neither this Note nor the securities issuable on conversion hereof have been registered under the Securities Act of 1933, as
                  amended (the "Securities Act"), or under any
             state securities laws. These securities are subject to
           restrictions on trans- ferability and resale and may not be transferred, sold, offered for sale,
       pledged, or hypothecated in the absence of a registration statement in effect with respect to these securities under the Securities Act securities laws or an opinion of counsel reasonably satisfactory to or applicable state the Company that any proposed
                   compliance with the Securities Act and any
                    applicable transfer or resale is in state
                                securities laws.

$223,713.97                                                     February 1, 2003

                                 PROMISSORY NOTE

                            DO NOT DESTROY THIS NOTE.
           When paid, this Note must be surrendered for cancellation.

         FOR VALUE RECEIVED, the undersigned, SCHIMATIC Cash Transactions Network.com, Inc., a Florida corporation ("Company"), whose mailing address and principal office is 740 East 3900 South, Suite 300, Salt Lake City, Utah 84115, hereby promises to pay to Kruse, Landa, Maycock & Ricks, L.L.C., a Utah limited liability company ("Holder"), or order, whose mailing address is P. O. Box 45561, Salt Lake City, Utah 84145-0561, the aggregate unpaid amount due to Holder by Company as evidenced by regular monthly statements for professional services rendered and costs advanced sent by Holder to Company in accordance with Holder's regular billing practices, with the amount of Two Hundred Twenty-Three Thousand, Seven Hundred Thirteen Dollars and Ninety-Seven Cents ($223,713.97) due and payable as of January 31, 2003, together with interest (calculated on the basis of the actual number of days elapsed but computed as if each year consisted of 360 days) on the unpaid principal balance from time to time outstanding at an annual gross rate of twelve percent (12%) per annum.

         The entire unpaid principal and all accrued and unpaid interest shall be due and payable on or before 30 days after demand. Payments hereunder shall be made in lawful money of the United States of America to Holder at the Holder's principal place of business. This Note may be prepaid at any time, in whole or in part, without prior notice to Holder.

         This Note is subject to the following further terms and conditions to which the Holder hereof, by the acceptance of this Note, agrees:

         1. Conversion. At any time, and prior to payment in full of the entire outstanding principal balance of this Note plus accrued interest hereunder, Holder shall have the right, at the Holder's option, to convert the principal and accrued interest on this Note, in whole or in part, into shares of common stock of the Company, par value $0.001 per share (the "Conversion Stock"), at a rate equal to $0.05 per share. Conversion under this section 1 shall occur only upon surrender of this Note for conversion at the principal offices of the Company. This Note may be prepaid in full at any time without penalty upon 10 days' written notice to Holder.

         2. Issuance of Conversion Stock. As soon as practicable after conversion of this Note, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Note, a certificate or certificates for the number of shares of Conversion Stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note. Such conversion shall be deemed to have been made (a) under section 1 above and (b) immediately prior to the close of business on the date that the Note shall have been surrendered for conversion. No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note a fraction of a share would otherwise result, then, in lieu of such fractional share, the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Note Conversion Price.

         3. Adjustment of Number of Shares. The number and character of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note) are subject to adjustment upon the occurrence of any of the following events:

                  (a) Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. In the event that the Company shall fix a record date for the determination of holders of securities affected by any stock split, stock dividend, reclassification, recapitalization, or other similar event that will, in the future, affect the number of outstanding shares of the Company's capital stock, then, and in each such case, the Holder, upon conversion of this Note at any time after the Company shall fix the record date for such event, shall receive, in addition to the shares of Conversion Stock issuable upon conversion on the date on which the Holder exercises its right to convert this Note into the Conversion Stock, the right to receive the securities of the Company to which such holder would have been entitled if such Holder had converted this Note immediately prior to such record date (all subject to further adjustment as provided in this Note).

                  (b) Adjustment for Dividends and Distributions. In the event that the Company shall make or issue, or shall fix a record date for the determination of eligible holders of securities entitled to receive, a dividend or other distribution payable with respect to the Conversion Stock (or any shares of stock or other securities at the time issuable upon conversion of this Note) that is payable in (i) securities of the Company other than capital stock, or (ii) any other assets, then, and in each such case, the Holder, upon conversion of this Note at any time after the consummation, effective date, or record date of such event, shall receive, in addition to the shares of Conversion Stock (or such other stock or securities) issuable upon such conversion prior to such date, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

                  (c) Adjustment for Reorganization, Consolidation, Merger. In the event of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon the conversion of this Note) after the date of this Note, or in the event, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder, upon the conversion of this Note (as provided in section 1) at any time after the consummation of such reorganization, consolidation, merger, or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon the consummation of such reorganization, consolidation, merger, or conveyance if such Holder had converted this Note immediately prior thereto, all subject to further adjustment as provided in this section 3, and the successor or purchasing corporation in such reorganization, consolidation, merger, or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's obligations under this Note. In each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation, merger, or conveyance.

                  (d) Conversion of Stock. In the event that all of the authorized Conversion Stock of the Company is converted, pursuant to the Company's Articles of Incorporation, as amended, into other capital stock or securities or property, or the Conversion Stock otherwise ceases to exist, then the Holder, upon conversion of this Note at any time after the date on which the Conversion Stock is so converted or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Conversion Stock that would have been issuable upon such conversion immediately prior to the Termination Date (the "Former Number of Shares of Conversion Stock"), the stock and other securities and property to which such Holder would have been entitled to receive upon the Termination Date if such Holder had converted this Note with respect to the Former Number of Shares of Conversion Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Note).

                  (e) Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the number of shares of Conversion Stock or other securities issuable upon conversion of this Note, by first class mail, postage prepaid, to the registered holder of this Note at the Holder's address as shown on the Company's books. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

                  (f) No Change Necessary. The form of this Note need not be changed because of any adjustment in the number of shares of Conversion Stock issuable upon its conversion.

         4. Fully Paid Shares. All shares of Conversion Stock to be issued upon the conversion of this Note shall be validly issued, fully paid, and nonassessable.

         5. No Rights or Liabilities as Stockholder. This Note does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, shall cause such Holder to be a stockholder of the Company for any purpose.

         6. Corporate Action; No Impairment. The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, repurchase of securities, sale of assets, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment.

         7. Default. Upon the occurrence and during the continuance of any one or more of the events hereinafter enumerated, the unpaid balance of the principal and all interest then accrued on this Note shall become immediately due and payable, without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by the Company, such events being as follows:

                  (a) The failure or refusal of the Company to pay principal of or interest on the Note when the same becomes due in accordance with the terms thereof and such failure or refusal is not cured within five calendar days after the Company has notice thereof.

                  (b) The failure or refusal of the Company punctually and properly to perform, observe, and comply with any other covenant or agreement contained in this Note and such failure or refusal is not cured or remedied within 30 days after the Company has notice thereof.

                  (c) The Company shall (i) become insolvent, (ii) fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law (defined hereinafter), or (iv) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights (defined hereinafter) of the Holder granted herein (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within 60 days of the filing of same). "Debtor Relief Law" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Laws from time to time in effect affecting the Rights of creditors generally. "Rights" means rights, remedies, powers, and privileges. "Laws" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, parish, municipality, or Tribunal. "Tribunal" means any court or governmental department, commission, board, bureau, agency, or instrumentality of the United States or of any state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted and/or existing.

                  (d) The failure to have discharged within a period of 30 days after the commencement thereof any attachment, sequestration, or similar proceeding against any of the assets of the Company, or the loss, theft, or destruction of, or occurrence of substantial damage to, a material part of the assets of the Company, except to the extent adequately covered by insurance.

                  (e) The Company fails to pay any money judgment against it at least 10 days prior to the date on which any of the Company's assets may be lawfully sold to satisfy such judgment.

                  (f) The discovery by the Holder that any statement, representation, or warranty herein or in any writing delivered to the Holder pursuant to this Note is false, misleading, or erroneous in any material respect.

If any one or more of the Events of Default specified above shall have happened, the Holder may, at its option, reduce any claim to judgment or proceed to protect and enforce its rights either by suit in equity and/or by action of law, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Note, or in aid of the exercise granted by this Note of any right, or to enforce any other legal or equitable right or remedy of the Holder of the Note.

         8. Waiver and Amendment. Any provision of this Note may be amended, waived, modified, discharged, or terminated solely upon the written consent of both the Company and the Holder.

         9. Assignment; Binding upon Successors and Assigns. The Company may not assign any of its obligations hereunder without the prior written consent of Holder. The terms and conditions of this Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties.

         10. Waiver of Notice; Attorneys' Fees. The Company and all endorsers of this Note hereby waive notice, demand, notice of nonpayment, presentment, protest, and notice of dishonor. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, the Holder shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which it may be entitled. Holder will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

         11. Construction of Note. The terms of this Note have been negotiated by the Company, the original Holder of this Note, and their respective attorneys, and the language hereof will not be construed for or against either Company or Holder. Unless otherwise explicitly set forth, a reference to a section will mean a section in this Note. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Note, which will be considered as a whole.

         12. Notices. Any notice or other communication required or permitted to be given under this Note shall be in writing, shall be delivered by hand or overnight courier service, by certified mail, postage prepaid, or by facsimile, and will be deemed given upon delivery, if delivered personally, one business day after deposit with a national courier service for overnight delivery, or one business day after transmission by facsimile with confirmation of receipt, and three days after deposit in the mail, if mailed, to the addresses set forth in the introductory paragraph above, or to such other address as may have been furnished to the other party in writing pursuant to this section 12, except that notices of change of address shall only be effective upon receipt.

         13. Governing Law. This Note shall be governed by and construed under the internal laws of the United States and the state of Utah as applied to agreements among Utah residents entered into and to be performed entirely within Utah, without reference to principles of conflict of laws or choice of laws.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name as of the date first above written.

                                   SCHIMATIC CASH TRANSACTIONS NETWORK.com, INC.



                                   By: /s/  David Simon / Chairman
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